                            STOCKHOLDERS' AGREEMENT

     THIS STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of July 23, 1997, by and among Delta Three, Inc., a Delaware croporation (the "Company"), and each of the persons who have executed this Agreement and all other persons who may hereafter acquire shares of the capital stock of the Company (together with any rights to acquire such capital stock, herein referred to as (the "Capital Stock") and become a party to this Agreement as hereinafter provided (the persons, other than the Company, who have executed this Agreement and such other persons who hereafter acquire shares of Capital Stock and become a party hereto being collectively referred to herein as the "Stockholders").


                              W I T N E S S E T H:

     WHEREAS, the Stockholders are the owners and registered holders of all of the outstanding shares of the Capital Stock;

     WHEREAS, the Company and the Stockholders desire to set forth certain agreements between and among them with respect to the shares of Capital Stock now and hereafter outstanding and certain rights represented thereby; and

     WHEREAS, the Company and the Stockholders desire to make certain representations and agreements with respect to the acquisition of shares of Capital Stock of the Company by the Stockholders and the transferability of such shares.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                         Representations and Warranties

     Section 1.1. Representations and Warranties to RSL. Each Stockholder other than RSL Communications, Ltd. (each, a "Non-RSL Stockholder"), severally and not jointly, represents and warrants to RSL Communications, Ltd. ("RSL") that the shares of Capital Stock and other securities exercisable for or convertible into Capital Stock listed on Schedule 1 hereto as being owned by him constitute all of the equity ownership or rights to equity ownership of the Company owned by him; that he has no other rights, options, or warrants to purchase equity interests in the Company, whether granted by a Non-RSL Stockholder or the Company; that such securities are not subject to any lien, charge or encumbrance and are beneficially owned solely by such Stockholder; and that he owns no other securities which are convertible into equity interests in the Company.




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     Section 1.2. Indemnification by the Non-RSL Stockholders. Each Non-RSL
Stockholder, severally and not jointly, shall indemnify RSL for breach of his representation and warranty set forth in Section 1.1 hereof, it being understood that the intent of the parties hereto is that RSL shall own no less than 51% of all equity interests in the Company on a fully-diluted basis as of the date hereof.

                                   ARTICLE II

                              Corporate Governance

     Section 2.1. Election of Board of Directors. Subject to Section 3.3.2, all of the Stockholders agree to vote their shares of Capital Stock, either by execution of a written consent or at annual or special meetings called for the purpose, for the election and maintenance of a Board of Directors of the Company consisting of five persons of whom three persons shall be nominated by RSL, one person shall be nominated by Jacob A. Davidson ("Davidson") and one person shall be nominated by Pioneer Management Corporation, LLC, a Nevada limited liability company ("Pioneer").

     Section 2.2. Migration. If, at any time after the date hereof, RSL requests that the Company be either reincorporated in Bermuda or any other jurisdiction within or outside the United States or merged into a corporation organized under the laws of Bermuda or any other jurisdiction within or outside the United States, the Company and the Non-RSL Stockholders agree to take such actions (including, but not limited to, voting their shares of Capital Stock, either by execution of a written consent or at a special meeting called for that purpose), and the Non-RSL Stockholders agree to cause the directors of the Company nominated by them to take such actions, to cause the Company to be so reincorporated or merged on the most advantageous basis to the Company and the Stockholders provided that such reincorporation or merger can be accomplished tax-free and without any direct charges to the Stockholders.

                                   ARTICLE III

                  Transfers of Capital Stock to Third Parties

     Section 3.1. Restrictions on Transfer by Non-RSL Stockholders.

     3.1.1 Non-Transferability Period. Each of the Non-RSL Stockholders agrees that it will not sell, transfer, assign or otherwise dispose of or pledge, hypothecate or otherwise create or permit to be created any lien, claim, charge or other encumbrance (each, a "Transfer") upon any shares of the Capital

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Stock or any other securities of the Company that may now or hereafter be held or owned by it, except for Transfers to RSL or its designated affiliates, for a period commencing on the date hereof and ending on the third anniversary of the date hereof (the "Non-Transferability Period"); provided, however, that, notwithstanding anything to the contrary contained herein, each Non-RSL Stockholder shall have the right, in its sole and absolute discretion, to sell or transfer any or all shares of the Capital Stock or any other securities of the Company that may now or hereafter be held or owned by it to an affiliate of such Non-RSL Stockholder (which term, as it relates to a natural person shall be deemed to mean a spouse, sibling, child and trusts for the benefit of such person and the foregoing) without any of the restrictions or limitations contained herein; provided that such affiliate shall be required to agree in writing, in form satisfactory to RSL, to become a party to this Agreement and to hold the transferred shares of Capital Stock or other securities subject to the same obligations as if held by such Non-RSL Stockholder.

     3.1.2 RSL's Right of First Refusal.

     (a) From and after the expiration of the Non-Transferability Period, each of the Non-RSL Stockholders agrees that it will not Transfer any shares of the Capital Stock or any other securities of the Company that may now or hereafter be held or owned by it unless such Non-RSL Stockholder shall have first offered such shares or other securities to RSL pursuant to this Section 3.1.2 and unless, in the opinion of legal counsel reasonably satisfactory to the Company, such Transfer is exempt from the provisions of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, and any other applicable federal or state law; and, in any event, not to sell, transfer, assign or otherwise dispose of any of such shares or other securities (or the certificates representing the same) unless the purchaser(s), assignee(s), transferee(s) or other parties (other than RSL) agree in writing, in form satisfactory to legal counsel reasonably satisfactory to the Company, to abide by and conform to the terms and conditions of this Agreement.

     (b) In the event that any Non-RSL Stockholder proposes to sell, transfer, assign or otherwise dispose any or all of the Capital Stock or other securities of the Company which it then owns (the "Offered Securities") to a third party (the "Proposed Purchaser"), such selling Non-RSL Stockholder shall give written notice (the "Offer Notice") of such intention to RSL by registered or certified mail. The Offer Notice shall (i) state the name and address of the Proposed Purchaser, (ii) the designation of the Offered Securities and (iii) the purchase price and the other terms and conditions on which the selling Non-RSL Stockholder proposes to sell the Offered Securities to the Proposed Purchaser (the "Third Party Terms"). The Offer Notice shall also be accompanied by a true copy of any bona fide

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written offer received by the selling Non-RSL Stockholder from the Proposed
Purchaser. The Offer Notice shall constitute an offer to sell to RSL all of the

Offered Securities, at the election of RSL, upon the Third Party Terms.

     (c) RSL shall have a period of ten (10) days (the "Offer Period") after its receipt of the Offer Notice within which to accept such offer by giving notice to such effect to the selling Non-RSL Stockholder within such period (the "Acceptance Notice"). The offer referred to in the preceding sentence will terminate if RSL fails to deliver the Acceptance Notice prior to the expiration of the Offer Period.

     (d) If RSL shall accept the offer made by the Offer Notice, then the selling Non-RSL Stockholder shall sell to RSL, and RSL shall purchase from the selling Non-RSL Stockholder, the Offered Securities upon the Third Party Terms in accordance with the procedures set forth in Section 3.3.

     (e) If RSL shall not accept the offer made by the Offer Notice, then within the thirty (30) day period following the expiration of the Offer Period, the selling Non-RSL Stockholder shall have the right to sell all, but not less than all, of the Offered Securities to the Proposed Purchaser; provided, however, that any such sale shall be on the Third Party Terms and in the manner set forth in the Offer Notice. In the event that the selling Non-RSL Stockholder does not dispose of the Offered Securities within such period, the selling Non-RSL Stockholder may not sell any of such shares without again first offering them to RSL in accordance with the foregoing right of first refusal.

     Section 3.2. Transfers by RSL.

     3.2.1 General. From and after the date hereof, RSL agrees that it will not sell or transfer any shares of the Capital Stock that may now or hereafter be held or owned by it except as otherwise provided in this Section 3.2; provided, however, that, notwithstanding anything to the contrary contained herein, RSL shall have the right, in its sole and absolute discretion, to sell or transfer any or all shares of the Capital Stock or any other securities of the Company that may now or hereafter be held or owned by it to an affiliate of RSL without any of the restrictions or limitations contained herein; provided that such affiliate shall be required to agree in writing, in form satisfactory to the majority in interest of the Non-RSL Stockholders, to become a party to this Agreement and to hold the transferred shares of Capital Stock or other securities subject to the same obligations as if held by RSL.

     3.2.2 Right of First Refusal; Tag-Along Rights.

     (a) In the event that RSL proposes to sell or transfer any or all of the Capital Stock which it then owns (the "RSL Offered Securities") to a third party (the "RSL Proposed Purchaser"), RSL shall give written notice (the "RSL Offer Notice") of such intention to the Non-RSL Stockholders by registered or certified mail. The RSL Offer Notice shall (i) state the name and address of the

RSL Proposed Purchaser, (ii) the designation of the RSL Offered Securities and
(iii) the purchase price and the other terms and conditions on which RSL proposes to sell the RSL Offered Securities to the RSL Proposed Purchaser (the "RSL Third Party Terms"). The RSL Offer Notice shall also be accompanied by a true copy of any bona fide written offer received by RSL from the RSL Proposed Purchaser.

     (b) The RSL Offer Notice shall constitute an offer to sell to the Non-RSL Stockholders, either individually or as a group, all (but not less than all) of the RSL Offered Securities, at the election of the Non-RSL Stockholders, upon the RSL Third Party Terms. The Non-RSL Stockholders, either individually or as a group, shall have a period of ten (10) days (the "RSL Offer Period") after their receipt of the RSL Offer Notice within which to accept such offer by giving notice to such effect to RSL within such period (the "RSL Acceptance Notice"). In the event RSL receives RSL Acceptance Notices from more than one Non-RSL Stockholder or group of Non-RSL Stockholders, each such Non-RSL Stockholder or group of Non-RSL Stockholders, as the case may be, shall be entitled to purchase a pro rata share of the RSL Offered Securities (i.e., the amount of Capital Stock owned by such Non-RSL Stockholder or group of Non-RSL Stockholders, as the case may be, divided by the total amount of Capital Stock owned by all Non-RSL Stockholders who are parties to an RSL Acceptance Notice). The offer referred to in this paragraph (b) will terminate with respect to each Non-RSL Stockholder who fails to deliver an RSL Acceptance Notice prior to the expiration of the RSL Offer Period.

     (c) If the Non-RSL Stockholders shall accept the offer made by the RSL Offer Notice, then RSL shall sell to the Non-RSL Stockholders, and the Non-RSL Stockholders shall purchase from RSL, the RSL Offered Securities upon the RSL Third Party Terms in accordance with the procedures set forth in Section 3.3.

     (d) If any Non-RSL Stockholder shall not accept the offer made by the RSL Offer Notice, then such Non-RSL Stockholder shall have the right within fifteen
(15) days of its receipt of the RSL Offer Notice to elect, by written notice to RSL (the "Tag-Along Notice"), to require the RSL Proposed Purchaser to purchase from such Non-RSL Stockholder, at the RSL Third Party Terms, up to the same proportion of the Capital Stock held by such person as the proportion of Capital Stock owned by RSL which is proposed to be sold to the third party; provided,

                                       5

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however, that if any other Non-RSL Stockholder or group of Non-Stockholders elects to accept the offer made by the RSL Offer Notice, then the Non-RSL Stockholders not a party to such election shall not have the right to require either the other Non-RSL Stockholders or the RSL Proposed Purchaser to purchase their Capital Stock. Each Non-RSL Stockholder who fails to deliver a Tag-Along Notice to RSL prior to the expiration of the fifteen (15) day period referred to in the preceding sentence shall forfeit all of such Non-RSL Stockholder's rights pursuant to this paragraph (d).


     (e) If the Non-RSL Stockholders shall not accept the offer made by the RSL Offer Notice, then RSL shall have the right, within the thirty (30) day period following the expiration of the RSL Offer Period, to sell all, but not less than all, of the RSL Offered Securities, together with the Capital Stock of the Non-RSL Stockholders who elect to exercise their rights pursuant to clause (d) of this Section 3.2.2, to the RSL Proposed Purchaser; provided, however, that any such sale shall be on the Third Party Terms and in the manner set forth in the RSL Offer Notice. In the event that RSL does not dispose of the RSL Offered Securities within such period, RSL may not sell any of such shares without again first offering them to the Non-RSL Stockholders in accordance with the foregoing right of first refusal.

     3.2.3 Drag-Along Rights. The Non-RSL Stockholders severally agree that, in the event RSL has complied with the procedures set forth in Section 3.2.2 after receiving an offer to purchase its shares of Capital Stock from an RSL Proposed Purchaser, they will each, if they have not elected to exercise their rights pursuant to clause (d) of Section 3.2.2, sell to such RSL Proposed Purchaser, upon the written request of such RSL Proposed Purchaser, a pro rata portion of the shares of Capital Stock and derivative securities (i.e., convertible securities, warrants and options) owned by them (in the same proportion as the amount of RSL Offered Securities bears to all shares of Capital Stock owned by RSL as of the date of the RSL Offer Notice) upon the RSL Third Party Terms.

     Section 3.3. Closing.

     3.3.1 Transfer. In the event of the exercise of a right of first refusal by RSL in accordance with Section 3.1.2 or by the Non-RSL Stockholders in accordance with Section 3.2.2 (the Stockholders exercising such rights being hereinafter referred to as the "Exercising Stockholders"), the Stockholder selling its Capital Stock (the "Selling Stockholder") shall deliver to the Exercising Stockholders certificates representing the Offered Securities or the RSL Offered Securities, as the case may be, and the Exercising Stockholders shall pay the Selling Stockholder therefor no later than 12:00 noon of the tenth business day following the expiration of the Offer Period or the

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RSL Offer Period, as the case may be, or such other time and date as shall be agreed upon by the Exercising Stockholders and the Selling Stockholder. The certificates representing the Offered Securities or the RSL Offered Securities, as the case may be, shall be duly endorsed in blank or accompanied by appropriate stock powers and appropriate stock transfer stamps shall be affixed thereto.

     3.3.2 Resignation of Selling Stockholder. If, upon consummation of any of the transactions contemplated by Section 3.1.2, 3.2.2 or 3.2.3, the Selling Stockholder shall no longer own any shares of Capital Stock or other securities of the Company, the Selling Stockholder, if he is then a director or officer of the Company, shall deliver to the Company his written resignation from all positions he then holds with the Company or any subsidiary of the Company. If there is any person acting as a director for or on behalf of such a Selling Stockholder, such Selling Stockholder shall procure the written resignation of each such person as a director of the Company.

                                   ARTICLE IV

                   Options to Purchase or Sell Capital Stock

     Section 4.1. General.

     4.1.1 Purchase Price per Share. For the purposes of this Article IV, the "Purchase Price per Share" of Capital Stock shall be based on a total Company valuation determined by a nationally recognized investment banking firm qualified to value the Company (the "Appraiser") selected by RSL in its sole and absolute discretion, which shall be RSL's managing underwriter in the event of an exercise of the First Exercise Right (as defined below); provided, however, that in no event shall the total valuation amount imputed to the shares of Capital Stock owned by all current stockholders of the Company other than RSL (including all persons or entities who become stockholders upon conversion or exercise of all securities listed on Schedule 3.02 to the Stock Purchase Agreement, dated as of July __, 1997, by and among the Company, RSL, Davidson, Pioneer and Elie Wurtman) be less than $5,000,000. All decisions and valuations made by the Appraiser in accordance with the terms of this Article IV shall be final and binding upon the parties. Such valuation amount shall be divided by the total number of shares of Capital Stock of the Company outstanding on a fully diluted basis to determine the Purchase Price per Share. For the purposes of this Article IV, holders of derivative securities (i.e., convertible securities, warrants and options) shall be required and will be deemed to have converted or exercised such derivative securities immediately prior to a purchase by RSL of the Non-RSL Stockholders' Capital Stock and, accordingly, will be deemed to hold the number of shares of the Company's common stock resulting

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from such conversion or exercise, which shares will be treated as Capital Stock for all purposes of this Article IV.

     4.1.2 Payment of the Purchase Price Per Share. In the event RSL elects to purchase the shares of Capital Stock owned by the Non-RSL Stockholders pursuant to Section 4.2 or is obligated to purchase shares of Capital Stock from the Non-RSL Stockholders pursuant to Section 4.3, RSL shall have the option, in its sole and absolute discretion, to (i) purchase the Capital Stock of the Non-RSL Stockholders by cash payment (the "Cash Payment") of the Purchase Price per Share, to be delivered in accordance with Section 4.4.1, or (ii) exchange shares (the "Exchange Option") of RSL's Class A common stock, par value $.01 per share ("RSL Stock"), for shares of the Capital Stock held by the Non-RSL Stockholders, in accordance with Section 4.4.2.


     Section 4.2. RSL Call Option.

     4.2.1 General. The Non-RSL Stockholders hereby grant to RSL the right (the "Call Option"), exercisable, at the sole option of RSL, at any time after the second anniversary of the date hereof, to purchase from them all of the shares of Capital Stock that may then be owned by them.


     4.2.2 Procedure. If RSL desires to exercise the Call Option, it must purchase all, but not less than all, of the Non-RSL Stockholders' Capital Stock and it shall give written notice (the "Option Notice") of such intention to each such Non-RSL Stockholder by registered or certified mail. For the purposes of determining the Purchase Price per Share for the purchase of Capital Stock pursuant to the Call Option, the valuation of the Company by the Appraiser shall occur as of the date of the Option Notice. Upon determination of the Purchase Price per Share by the Appraiser in accordance with Section 4.1., RSL shall provide written notice (the "Second Notice") to the Non-RSL Stockholders of the Purchase Price per Share together with the Appraiser's report of its calculation of the Purchase Price per Share. Within 10 days after receipt of the Second Notice, each Non-RSL Stockholder shall tender to RSL its certificates for the Capital Stock duly endorsed in blank or accompanied by appropriate stock powers and with appropriate stock transfer stamps affixed thereto (a "Receipt Date").

     Section 4.3. Non-RSL Stockholder Put Options.

     4.3.1 IPO Put Option.

     (a) In the event that RSL consummates an initial public offering of any class of its equity securities (the "RSL IPO") on or prior to the third anniversary of the date hereof, each Non-RSL Stockholder shall have the right (the "IPO Put Option"), in accordance with the procedures set forth herein, to sell to RSL (a) at the closing of the RSL IPO (the "First

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Exercise Right"), 25% of the shares of Capital Stock owned by such Non-RSL
Stockholder and (b) following the second anniversary of the date hereof (the "Second Exercise Right"), the remaining 75% of the shares of Capital Stock owned by such Non-RSL Stockholder; provided, however, that both the First Exercise Right and the Second Exercise Right shall expire on the fifth anniversary of the date hereof.

     (b) RSL shall give written notice (the "IPO Notice") to the Non-RSL Stockholders of its intention to commence an RSL IPO at least thirty (30) days prior to the anticipated effective date of such RSL IPO. The Non-RSL Stockholders holding a majority of the shares of Capital Stock held at such time by a11 of the Non-RSL Stockholders (the "Majority Non-RSL Stockholders") shall have the one-time right to elect to exercise the First Exercise Right by giving written notice (the "First Exercise Put Notice") of such intention to RSL and the other Non-RSL Stockholders by registered or certified mail within ten (10)

days after receipt of the IPO Notice. The First Exercise Right shall expire after the expiration of the ten (10) day period referred to in the preceding sentence if the First Exercise Put Notice is not delivered to RSL within such period by the Majority Non-RSL Stockholders. Each Non-RSL Stockholder who was not a party to the First Exercise Put Notice but who, after receipt of the First Exercise Put Notice, has elected to exercise its First Exercise Right, shall give written notice of such intention to RSL by registered or certified mail within ten (10) days after receipt of the First Exercise Put Notice. For the purposes of determining the Purchase Price per Share for the sale of Capital Stock pursuant to the First Exercise Right, the valuation of the Company by the Appraiser shall occur on the date of the pricing of the RSL IPO. Upon determination of the Purchase Price per Share by the Appraiser in accordance with Section 4.1.1, RSL shall provide written notice (the "First Exercise Pricing Notice") to the Non-RSL Stockholders of the Purchase Price per Share together with the Appraiser's report of its calculation of the Purchase Price per Share. Prior to the closing of the RSL IPO, each selling Non-RSL Stockholder shall tender to RSL its certificates for the Capital Stock duly endorsed in blank or accompanied by appropriate stock powers and with appropriate stock transfer stamps affixed thereto (a "Receipt Date") against payment of the Purchase Price per Share pursuant to Section 4.4.1. In no event shall RSL be obligated, pursuant to the exercise of the First Exercise Right, to purchase the shares of Capital Stock held by any Non-RSL Stockholder unless the First Exercise Right is exercised by the Majority Non-RSL Stockholders.

     (c) After the second anniversary of the date hereof (and assuming, as provided in Section 4.3.l(a) above, that there has been an RSL IPO), the Majority Non-RSL Stockholders shall have the one-time right to elect to exercise the Second Exercise Right by giving written notice (the "Second Exercise Put Notice") of such intention to RSL and the other Non-RSL

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Stockholders by registered or certified mail. Each Non-RSL Stockholder who was not a party to the Second Exercise Put Notice but who, after receipt of the Second Exercise Put Notice, has elected to exercise its Second Exercise Right, shall give written notice of such intention to RSL by registered or certified mail within ten (10) days after receipt of the Second Exercise Put Notice. For the purposes of determining the Purchase Price per Share for the sale of Capital Stock pursuant to the Second Exercise Right, the valuation of the Company by the Appraiser shall occur on either (i) the effective date of the first equity offering by RSL which occurs after the exercise of the Second Exercise Right or
(ii) if there has been no such equity offering, on any date, to be determined in the sole discretion of RSL, between the exercise of the Second Exercise Right and March 31 of the calendar year following the exercise of the Second Exercise Right. Upon determination of the Purchase Price per Share by RSL's Appraiser in accordance with Section 4.1.1, RSL shall provide written notice (the "Second Exercise Pricing Notice") to the Non-RSL Stockholders of the Purchase Price per Share together with the Appraiser's report of its calculation of the Purchase Price per Share. Within 10 days after receipt of the Second Exercise Pricing

Notice, each selling Non-RSL Stockholder shall tender to RSL its certificates for the Capital Stock duly endorsed in blank or accompanied by appropriate stock powers and with appropriate stock transfer stamps affixed thereto (a "Receipt Date") against payment of the Purchase Price per Share pursuant to
Section 4.4.1. In no event shall RSL be obligated, pursuant to the exercise of the Second Exercise Right, to purchase the shares of Capital Stock held by any Non-RSL Stockholder unless the Second Exercise Right is exercised by the Majority Non-RSL Stockholders.

     4.3.2 Non-IPO Put Option.

     (a) In the event that RSL has not consummated an RSL IPO on or prior to the third anniversary of the date hereof, the Non-RSL Stockholders shall have the right (the "Non-IPO Put Option"), in accordance with the procedures set forth herein, to sell to RSL all of the shares of Capital Stock owned by such Non-RSL Stockholder (the "Final Exercise Right"); provided, however, that the Final Exercise Right shall expire on the fifth anniversary of the date hereof.

     (b) The Majority Non-RSL Stockholders shall have the one-time right to elect to exercise the Final Exercise Right by giving written notice (the "Final Exercise Put Notice") of such intention to RSL and the other Non-RSL Stockholders by registered or certified mail. Each Non-RSL Stockholder who was not a party to the Final Exercise Put Notice but who, after receipt of the Final Exercise Put Notice, has elected to exercise its Final Exercise Right, shall give written notice of such intention to RSL by registered or certified mail within ten (10) days after receipt of the Final Exercise Put Notice. For the

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purposes of determining the Purchase Price per Share for the sale of Capital
Stock pursuant to the Final Exercise Right, the valuation of the Company by the Appraiser shall occur on either (i) the effective date of the first equity offering by RSL after the exercise of the Final Exercise Right or (ii) if there has been no such equity offering, any date, to be determined in the sole discretion of RSL, between the exercise of the Final Exercise Right and March 31 of the calendar year following the exercise of the Final Exercise Right. Upon determination of the Purchase Price per Share by RSL's Appraiser in accordance with Section 4.1.1, RSL shall provide written notice (the "Final Exercise Pricing Notice") to the Non-RSL Stockholders of the Purchase Price per Share together with the Appraiser's report of its calculation of the Purchase Price per Share. Within 10 days after receipt of the Final Exercise Pricing Notice, each selling Non-RSL Stockholder shall tender to RSL its certificates for the Capital Stock duly endorsed in blank or accompanied by appropriate stock powers and with appropriate stock transfer stamps affixed thereto (a "Receipt Date") against payment of the Purchase Price per Share pursuant to Section 4.4.1. In no event shall RSL be obligated, pursuant to the exercise of the Final Exercise Right, to purchase the shares of Capital Stock held by any Non-RSL Stockholder unless the Final Exercise Right is exercised by the Majority Non-RSL Stockholders.


     Section 4.4. Delivery of the Purchase Price.

     4.4.1 Cash Payment. If RSL elects to make a Cash Payment of the Purchase Price per Share, RSL may, in its sole and absolute discretion, elect (i) in the case of an exercise of either the Call Option or the IPO Put Option, to pay one-third of the Cash Payment on the Receipt Date, one-third of the Cash Payment on the first anniversary of the Receipt Date and one-third of the Cash Payment on the second anniversary of the Receipt Date and (ii) in the case of an exercise of Non-IPO Put Option, to pay one-fifth of the Cash Payment on the Receipt Date, one-fifth of the Cash Payment on the first anniversary of the Receipt Date, one-fifth of the Cash Payment on the second anniversary of the Receipt Date, one-fifth of the Cash Payment on the third anniversary of the Receipt Date and one-fifth of the Cash Payment on the fourth anniversary of the Receipt Date. Any payments of the Purchase Price per Share to be made after the Receipt Date shall be evidenced by a promissory note delivered to each Non-RSL Stockholder in the principal amount of such unpaid payments, which shall accrue interest at a rate per annum equal to the lowest applicable federal rate available on the Receipt Date.

     4.4.2 Exchange of RSL Stock. If RSL elects the Exchange Option, each Non-RSL Stockholder shall receive the number of shares of RSL Stock equal to the product of (a) the number of shares of Capital Stock owned by such Non-RSL Stockholder and (b) a fraction, the numerator of which is the

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Purchase Price per Share and the denominator of which is the per share price of the RSL Stock (x) as quoted as the closing price on a nationally recognized stock exchange on the day prior to the Receipt Date if the RSL IPO has previously occurred or (y) as determined by the Appraiser, (with such adjustments as may be necessary to avoid the issuance of fractional shares). RSL shall, as promptly as reasonably practicable after the Receipt Date, issue and deliver, in accordance with each Non-RSL Stockholder's instructions, a certificate evidencing the RSL Stock to be issued to such Non-RSL Stockholder.

                                    ARTICLE V

                    Issuances of Capital Stock; Capital Calls

     Section 5.1. Issuances of Capital Stock. The Company and the Stockholders hereby agree that, except for the issuance of options or stock upon the exercise of options pursuant to a Company stock option plan (the "Stock Option Plan"), each future issuance of the Company's common stock (including the issuance of stock options (other than in accordance with the Stock Option Plan), warrants or convertible securities) (collectively, "Equity Securities") must be approved by the majority vote of the Company's Board of Directors. In the event that the Board of Directors elects to issue additional Equity Securities to a party other than RSL (each, a "Purchaser"), RSL shall have the right to purchase its pro rata share of such Equity Securities (i.e., the amount of Equity Securities owned by RSL prior to such issuance divided by the total amount of Equity

Securities outstanding prior to such issuance, in each case determined without regard to any non-voting shares issued pursuant to the Company's Stock Option
Plan). In the event RSL elects to exercise its right to purchase its pro rata share of the additional Equity Securities, then the Company shall sell such Equity Securities to RSL upon the same terms as the Equity Securities are proposed to be sold to the Purchaser except that the price per share of the Equity Securities to be sold to RSL shall be at a discount of 15% of the price per share of the Equity Securities to be sold to the Purchaser.

     Section 5.2. Capital Calls.

     5.2.1 Determination of Required Capital. In the event that the Company's Board of Directors determines that the Company requires additional capital for its operations and that such capital should be provided by the Stockholders, the Company shall provide each Stockholder with a written notice (the "Required Capital Notice") specifying the total amount of capital required by the Company (the "Required Capital") and the number of shares of Capital Stock outstanding as of the date thereof. The Required Capital Notice shall request each Stockholder, in its so1e and absolute discretion, to make an additional capital contribution to the Company in accordance with this Section 5.2.

     5.2.2 Election by Stockholders. Each Stockholder who wishes to provide the Company with all or a portion of the Required Capital must provide the Company with written notice (the "Capital Contribution Notice") within 10 days of the date of the Capital Call Notice. The Capital Contribution Notice shall specify
(i) the amount of the Required Capital, up to such stockholder's pro rata share of the Required Capital (based on the proportion of shares of Capital Stock owned by such stockholder to the total number of shares of Capital Stock outstanding at such time), that such Stockholder is agreeing to provide to the Company and (ii) the amount of the Required Capital such Stockholder is willing to provide in excess of its pro rata share (the "Overfunding Amount"). If one or more stockholders elects not to provide the Company with any of the Required Capital or elects to provide the Company with less than its pro rata share of the Required Capital, then the amount of the Required Capital not theretofore provided to the Company shall be provided by the Stockholders who elected to contribute an Overfunding Amount, in proportion to their respective ownership of Capital Stock: provided, however, that no Stockholder shall be required to provide capital in excess of its Overfunding Amount. If any portion of the Required Capital has not been satisfied after implementing the procedure in the prior sentence, such amount shall be provided by the Stockholders whose specified Overfunding Amounts have not been satisfied, in proportion to their respective ownership of Capital Stock, and the procedure employed in this sentence shall be used until the entire Overfunding Amount of each Stockholder shall be satisfied or the entire amount of the Required Capital has been funded. Upon determination of the amount of the Required Capital to be provided by each Stockholder (each, an "Additional Capital Contribution") in accordance with the procedures set forth in this Section 5.2.2, the Company shall provide each Stockholder with a written notice (the "Capital Call Notice") of such amount. All Additional Capital Contributions shall be made in cash within ten (10) days of the date of the Capital Call Notice.

     5.2.3 Issuance of Additional Shares of Capital Stock. In the event one or more Stockholders elects not to contribute any or a pro rata portion of the Required Capital, the Company shall issue shares of its Capital Stock to each contributing Stockholder in an amount equal to (a) the Additional Capital Contribution made by such Stockholder divided by (b) the Market Value per Share of the Capital Stock (as hereinafter defined). The "Market Value per Share" of the Capital Stock shall be based on a total Company valuation calculated as follows: (a) seven (7) times Earnings Before Interest, Taxes, Depreciation and Amortization expense, as determined under U.S. generally accepted accounting principles ("GAAP"), for the calendar quarter prior to the date of the Required Capital Notice, multiplied by four (4) plus (b) the difference between (i) Current Assets (as determined under GAAP) as of the date of the Required Capital Notice and (ii) the sum of Current Liabilities and Long Term Liabilities (as determined under GAAP) for money borrowed by the Company as of the date of the Required Capital Notice. Such valuation amount shall be divided by the total number of shares of Capital Stock of the Company then outstanding on a fully diluted basis to determine the Market Value per Share.

                                   ARTICLE VI

                                  Miscellaneous

     Section 6.1. Legend. All certificates representing shares of Capital Stock shall bear a legend substantially in the form as follows:

                              "TRANSFER RESTRICTED

               This Certificate and the shares of stock represented hereby are subject to the provisions of a certain stockholders' agreement (as the same may from time to time be amended, supplemented and/or restated) among the Company and its stockholders, to which reference is hereby made, which stockholders' agreement, among other things, restricts the transfer of the shares of stock represented hereby. A copy of such stockholders' agreement is on file at the principal office of the Company.

               These securities have not been registered under the Securities

          Act of 1933, as amended, or under the securities laws of any State. They may not be sold, offered for sale, pledged or hypothecated, except in compliance with, or pursuant to an exemption from, the requirements of such act or such laws or, in the absence of an effective registration statement under such act with respect to these securities, an opinion of counsel reasonably satisfactory to Delta Three, Inc. that such registration is not required or unless these securities are sold pursuant to Rule 144 of said act."

     Section 6.2. Covenant of the Company. In the event the Company issues additional shares of Capital Stock, or securities exercisable or convertible into shares of Capital Stock, the Company shall include terms and provisions in the agreements, certificates and other documents evidencing the issuance of such securities requiring the proposed holder of such securities to agree in writing to be bound by the terms of this Agreement, and the securities so issued shall be held subject to all of the terms of this Agreement.

     Section 6.3. Arbitration. Any controversy or claim arising out of or relating to this Agreement or any modification or extension thereof, shall be settled by arbitration before a panel of three arbitrators in New York City in accordance with the rules, as then in effect, of the American Arbitration Association or any successor organization thereto. Such decision shall be final and binding upon the parties hereto. The parties consent to the jurisdiction of the Supreme Court of the State of New York, and of the United States District Court for the Southern District of New York, for all purposes in connection with arbitration, including the entry of judgment on any award; and consent that any process, notice of motion or other application to either of said courts, and any papers in connection with arbitration, may be served by registered or certified mail, return receipt requested, by personal service, or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed. The arbitrators shall have no power to alter or modify any express provision of this Agreement or to render an award which has the effect of altering or modifying any express provision hereof. The costs of any arbitration shall be borne equally by the parties thereto except as the arbitrator(s) may otherwise determine.

     Section 6.4. Termination. This Agreement shall terminate at such time as
(i) only one Stockholder remains party hereto or (ii) RSL is no longer a Stockholder.

     Section 6.5. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the Stockholders holding at least 80% of the shares of Capital Stock held at such time by all of the Stockholders.


     Section 6.6. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered
(i) when delivered personally or by private courier, (ii) when actually delivered by registered United States mail, return receipt requested or (iii) when sent by telecopy (provided, that, it is confirmed by a means specified in clause (i) or (ii)), addressed as follows:

     If to the Company:

               c/o Wolf Haldenstein Adler Freeman & Herz LLP
               270 Madison Avenue
               New York, New York 10016
               Fax No.: (212) 686-0114
               Attention: Mark C. Silverstein, Esq.

     with a copy to:


               Wolf Haldenstein Adler Freeman & Herz LLP
               270 Madison Avenue
               New York, New York 10016
               Fax No.: (212) 686-0114
               Attention: Mark C. Silverstein, Esq.

               with a copy to:

               Rosenman & Colin LLP
               575 Madison Avenue
               New York, New York 10022-2585
               Fax No.: (212) 940-8776
               Attention: Robert L. Kohl, Esq.

     If to the Non-RSL Stockholders:

               To the address that shall appear on the books of the Company.

     If to RSL:

               c/o RSL Communications, N. America, Inc.
               767 Fifth Avenue
               Suite 4300
               New York, NY 10153
               Fax No.: (212) 317-0600
               Attention: Avery S. Fischer, Esq.


     with a copy to:

               Rosenman & Colin LLP
               575 Madison Avenue
               New York, New York 10022-2585
               Fax No.: (212) 940-8776
               Attention: Robert L. Kohl, Esq.

or to such other address as such party may indicate by a notice delivered to the other party hereto.

     Section 6.7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and permitted assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Shares subject to the terms hereof. If any person, firm or corporation shall acquire any shares of Capital Stock or other securities of the Company in any manner, whether by operation of law or otherwise, such securities shall be held subject to all of the terms of this Agreement, and by taking and holding such shares, such person, firm or corporation shall be conclusively deemed to have agreed to be bound by and to perform all of the terms of this Agreement.

     Section 6.8. Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

     Section 6.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York without reference to its conflicts of law provisions.


     Section 6.10. Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     Section 6.11. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.

     Section 6.12. Gender. Words used herein regardless of the gender specifically used shall be deemed and construed to include any other gender, masculine, feminine or neuter, as the context shall require.

     Section 6.13. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                             DELTA THREE, INC.

                                             By /s/ Jacob Davidson
                                                -------------------------------
                                                  Name:
                                                  Title:

                                            RSL COMMUNICATIONS, LTD.


                                            By /s/ Itzhak Fisher
                                              ---------------------------------
                                              Name:
                                              Title:


                                            /s/ Jacob Davidson
                                            -----------------------------------
                                            JACOB DAVIDSON



                                            PIONEER MANAGEMENT CORPORATION, INC.

                                            By /s/ Elie Wurtman
                                              ---------------------------------
                                              Name: Elie Wurtman
                                              Title:


                                            /s/ Lee V. Kaplan
                                            -----------------------------------
                                            LEE V. KAPLAN


                                            -----------------------------------
                                            FRED SAGER


                                            /s/ Noam Bardin
                                            -----------------------------------
                                            NOAM BARDIN


                                            -----------------------------------
                                            MICHA AVNI


                                            -----------------------------------
                                            JOSEPH POPOLOW

                                            -----------------------------------
                                            STEPHEN PERONE


                                            -----------------------------------
                                            JANE MOYSAK



                                            -----------------------------------
                                            MICHAEL SELESNY


                                            -----------------------------------
                                            NOAM BARDIN


                                            -----------------------------------
                                            DAVID FEUERSTEIN


                                            -----------------------------------
                                            ARYEH WEINBERG


                                            -----------------------------------
                                            OMIT AVIDAR


                                            -----------------------------------
                                            MIMI KAMILAR


                                            -----------------------------------
                                            ADAM SLATER


                                            -----------------------------------
                                            MICHELE WEINREB


                                            -----------------------------------
                                            DAVID AISENTHAL

                                            /s/ Fara Hain
                                            -----------------------------------
                                            FARA HAIN


                                            -----------------------------------
                                            JODIE CLEMENTS


                                            -----------------------------------
                                            BORIS ANISIMOV


                                            -----------------------------------

                                             DAVE SAGOR

SCHEDULE 1

                                DELTA THREE, INC.

                 EXPECTED NON-RSL EQUITY HOLDERS (POST-CLOSING)

SHAREHOLDERS:

----------------------------------------------------------------------------------------
Shareholder                                   Certificate                       Shares
========================================================================================
Jacob Davidson                                    1                             875,000
c/o Delta Three, Inc.
----------------------------------------------------------------------------------------
Pioneer Management Corporation, Inc. (sic)        2                             875,000
c/o Elie Wurtman, Delta Three, Inc.
----------------------------------------------------------------------------------------
Fred Sager                               3 (old certificate 3 still             125,000
26 Woodside Drive                             to be replaced)
Dix Hills, NY 11746
TEL: 1-800-446-7300
FAX: 1-516-423-7486
----------------------------------------------------------------------------------------
Noam Bardin                                       5                             100,000
c/o Delta Three, Inc.
----------------------------------------------------------------------------------------
Lee Kaplan                                        6                             437,500
c/o Delta Three, Inc.
----------------------------------------------------------------------------------------
Micha Avni                                        7                             100,000
c/o Delta Three, Inc.
----------------------------------------------------------------------------------------
Kerry Kassover                            20 (old ceriificate 11                 10,000
125 Northwood Lane                        still to be replaced)
Woodmere, NY 11598
----------------------------------------------------------------------------------------
Joseph H. Popolow                         21 (old certificate 12                233,000
c/o Northeast Securities, Inc.            still to be replaced)
----------------------------------------------------------------------------------------
Stephen J. Perone                         22 (old certificate 13                105,000
c/o Northeast Securities, Inc.             still to be replaced)
----------------------------------------------------------------------------------------
Jane F. Moysak                            24 (old cerdficate 15                  45,000
c/o Stephen J. Perone                     still to be replaced)
Northeast Securities, Inc.
----------------------------------------------------------------------------------------
Michael Selesny                                  28                              50,000
c/o Israel Securities Center Corp.

----------------------------------------------------------------------------------------
Michele Weinreb                            (Not yet issued)                       6,500
----------------------------------------------------------------------------------------
TOTAL:                                                                        2,962,000
----------------------------------------------------------------------------------------

EMPLOYEE RESTRICTED SHARES:

================================================================================
          Employee                                               Shares(1)
================================================================================
Noam Bardin                                                              100,000
--------------------------------------------------------------------------------
David Feuerstein                                                          30,000
--------------------------------------------------------------------------------
Aryeh Weinberg                                                            15,000
--------------------------------------------------------------------------------
Omit Avidar                                                               12,000
--------------------------------------------------------------------------------
Mimi Kamilar                                                              10,000
--------------------------------------------------------------------------------
Adam Slater                                                               10,000
--------------------------------------------------------------------------------
David Aisenthal                                                            5,000
--------------------------------------------------------------------------------
Fara Hain                                                                  5,000
--------------------------------------------------------------------------------
Jodie Clements                                                             2,500
--------------------------------------------------------------------------------
Boris Anisimov                                                             1,000
--------------------------------------------------------------------------------
Dave Sagor                                                                 1,000
--------------------------------------------------------------------------------
TOTAL:                                                                   191,500
================================================================================

1.   No stock certificates have yet been issued to evidence these stock grants.

DECEMBER 1996 UNITS:

================================================================================
               Unit Holder                                  Units(2)
================================================================================
Eva D. Glass                                                               1
201 East 66th St., Apt. 9A
New York, NY 10021

SSN: ###-##-####
--------------------------------------------------------------------------------
Bert Amador                                                                1
28 East 73rd Street
New York, NY 10021
TEL: 1-212-535-0161
SSN: ###-##-####
--------------------------------------------------------------------------------
Albert Resnick                                                             1
2995 Chapel Avenue
Apt. 9D-K
Cherry Hill, NJ 08002
TEL. 1-215-682-2060
FAX: 1-215-682-2060
SSN: ###-##-####
--------------------------------------------------------------------------------
John M. Walsh                                                              1
131 Campbell Road
Bernardsville, NJ 07924
TEL. 1-908-221-0300
FAX: 1-908-221-1624
SSN: ###-##-####
--------------------------------------------------------------------------------
Andrew S. and Marilyn Edson                                                1
89 Bounty Lane
Jericho, NY 11753
TEL. 1-516-931-0873
FAX: 1-516-931-4961
SSN: ###-##-####
--------------------------------------------------------------------------------
Harvey R. Manes, M.D.                                                      1
256 N. Wellwood Avenue
Lindenhurst, NY 11757
TEL. 1-516-226-3380
FAX: 1-516-226-3320
SSN: ###-##-####
--------------------------------------------------------------------------------
Debabrata Chakrabarty IRA                                                  1
74 Fairview Avenue
Great Neck, NY 11023
TEL. 1-516-466-6065
SSN: ###-##-####
--------------------------------------------------------------------------------

================================================================================
               Unit Holder                                  Units(2)
================================================================================
Smithfield Corp.                                                           1
Kiryat Hamada Street
Jerusalem, ISRAEL
FAX: 011-972-2-587-0773

--------------------------------------------------------------------------------

2. Each Unit consist of a $25,000 convertible promissory note (subject to anti-dilution provisions, principal and interest can be converted into common shares at $2.00 per share) and a common stock purchase warrant which (subject to anti-dilution provisions) permits the holder to acquire 12,500 common shares at $2.00 per share. Unit holders have pre-emptive rights, and were sent a notice of these rights more than ten business days in advance of the Closing.

APR1L 1997 UNITS:


================================================================================
           Unit Holder              Note and Warrant Nos.            Units(3)
================================================================================
Kantibhai S. Patel IRA                     CN-201                           3
2607 Caldera Drive                         W-201
Midland, TX 79705
TEL. 1-915-687-1348
FAX: 1-915-686-0439
SSN: ###-##-####
--------------------------------------------------------------------------------
Surety Bank & Trust Co. Ltd. Acct. 0100    CN-202                           3
Suite 6                                    W-202
Hurricane Hole Plaza
P.O. Box SS-5857
Nassau, Bahamas
Attn: Lucia Broughton
      Maureen Taylor
TEL. 1-242-363-4276
FAX: 1-242-363-4344
--------------------------------------------------------------------------------
Surety Bank & Trust Co. Ltd. Acct. 1000    CN-203                           2
Suite 6                                    W-203
Hurricane Hole Plaza
P.O. Box SS-5857
Nassau, Bahamas
Attn: Lucia Broughton
      Maureen Taylor
TEL. 1-242-363-4276
FAX: 1-242-363-4344
--------------------------------------------------------------------------------
Surety Bank & Trust Co. Ltd. Acct. 1002    CN-204                           1
Suite 6                                    W-204
Hurricane Hole Plaza
P.O. Box SS-5857
Nassau, Bahamas
Attn: Lucia Broughton
      Maureen Taylor

TEL. 1-242-363-4276
FAX: 1-242-363-4344
--------------------------------------------------------------------------------
Harvey R. Manes, M.D.                      CN-206                           1
256 N. Wellwood Avenue                     W-206
Lindenhurst, NY 11757
TEL. 1-516-226-3380
FAX: 1-516-226-3320
SSN: ###-##-####
--------------------------------------------------------------------------------

================================================================================
           Unit Holder              Note and Warrant Nos.            Units(3)
================================================================================

Jayasri Chakrabarty IRA                    CN-208                           1
74 Fairview Avenue                         W-208
Garet Neck, NY  11023
TEL. 1-516-466-6065
SSN: ###-##-####
--------------------------------------------------------------------------------
The Gross Investment Company L.P.          CN 209                           1
610 Old York Road - Suite 230              W-209
Jenkintown, PA 19046
TEL. 1-215-576 6666
FAX: 1-215-682-2069
TIN: 52-6748538
--------------------------------------------------------------------------------
M.A.S. Hallaba IRA                         CN-210                           1
2510 Stillwell Circle                      W-210
Pavillion No. 3
Pittsburgh, KS 66762
TEL. 1-316-231-3240
SSN: ###-##-####
--------------------------------------------------------------------------------


3. Each Unit consist of a $32,500 convertible promissory note (subject to anti-dilution provisions, principal and interest can be converted into common shares at $3.25 per share) and a common stock purchase warrant which (subject to anti-dilution provisions) permits the holder to acquire 10,000 common shares at $3.25 per share. Unit holders have pre-emptive rights, and were sent a notice of these rights more than ten business days in advance of the Closing.

ADDITIONAL EQUITY INTERESTS:

===========================================================================================
              Equity Holder                              Equity Interest
===========================================================================================
Northeast Securities, Inc.               $42,900 convertible note and warrant for the
33 Earle Ovington Blvd.                  purchase of 21,450 common shares substantially
Suite 706                                in the form of the notes and warrants described in
Mitchell Field, NY 11553                 footnote 1.
Attn: Mr. Joe Popolow
TEL. 1-516-396-1606
FAX: 1-5l6-396-1623
TIN: 11-2997095
-------------------------------------------------------------------------------------------
Thomas Mann                              Warrant for the purchase of 5,000 common shares
41 Parkway Drive                         substantially in the form of the warrants
Baldwin Harbor, NY  11510                described in footnote 1.
-------------------------------------------------------------------------------------------
Kantibhai S. Patel IRA                   Warrant (W-201A) for the purchase of 10,500
2607 Caldera Drive                       common shares substantially in the form of the
Midland, TX 79705                        warrants described in footnote 2.
TEL. 1-915-687-1348
FAX: 1-915-686-0439
SSN: ###-##-####
-------------------------------------------------------------------------------------------
Surety Bank & Trust Co. Ltd. Acct. 1001  Warrant (W-202A) for the purchase of 10,500
Suite 6                                  common shares substantially in the form of the
Hurricane Hole Plaza                     warrants described in footnote 2.
P.O. Box SS-5857
Nassau, Bahamas
Attn: Lucia Broughton
      Maureen Taylor
TEL. 1-242-363-4276
FAX: 1-242-363-4344
-------------------------------------------------------------------------------------------
Bert Amador                              Warrant (W-205A) for the purchase of 3,500
28 East 73rd Street                      common shares substantially in the form of the
New York, NY l0021                       warrants described in footnote 2.
TEL. 1-212-535-0161
SSN: ###-##-####
-------------------------------------------------------------------------------------------
Harvey R. Manes, M.D.                    Warrant (W-206A) for the purchase of 3,500
256 N. Wellwood Avenue                   common shares substantially in the form of the
Lindenhurst, NY 11757                    warrants described in footnote 2.
TEL. 1-516-226-3380
FAX: 1-516-226-3320
SSN: ###-##-####
-------------------------------------------------------------------------------------------

===========================================================================================
              Equity Holder                              Equity Interest
===========================================================================================
Surety Bank & Trust Co. Ltd. Acct. 1002  One Unit consisting of a convertible note and
Suite 6                                  common stock purchase unit as issued to
Hurricane Hole Plaza                     investors in the April 1997 Offering, except that
P.O. Box SS-5857                         the note (CN-213) and the warrant (W-213) are
Nassau, Bahamas                          dated May 6, 1997.
Attn: Lucia Broughton
      Maureen Taylor
TEL. 1-242-363-4276
FAX: 1-242-363-4344
===========================================================================================